UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2007
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1 IMATION WAY
OAKDALE, MINNESOTA		55128

(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: (651) 704-4000
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Berkowitz Dick Pollack & Brant
Consolidated Financial Statements and Independent Auditors' Report
Unaudited Financial Information
Pro Forma Condensed Combined Financial Statements

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Imation Corp., a Delaware corporation (“Imation”), filed with the Securities and Exchange Commission (the “Commission”) on July 13, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on July 9, 2007, Imation completed the acquisition of certain assets of Memcorp, Inc. and Memcorp Asia Limited (together “Memcorp”, subsidiaries of Hopper Radio of Florida, Inc., a Florida corporation (“Hopper”)), pursuant to an Asset Purchase Agreement dated as of May 7, 2007 (the “Purchase Agreement”). Imation paid cash of $27.3 million at closing and issued three-year notes of $37.5 million. Certain inventory purchases will be finalized post-closing, and earn-out payments may be paid over the course of the next three fiscal years of up to an aggregate of $20 million, dependent on financial performance of the purchased business. As provided in the Purchase Agreement, Imation acquired the assets of Memcorp used in or relating to the sourcing and sale of consumer electronics products, principally sold under the Memorex brand name, including inventories, equipment and other tangible personal property, intellectual property and contract rights.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Hopper Radio of Florida, Inc. and Subsidiaries Consolidated Financial Statements Year Ended December 31, 2006 and Independent Auditors’ Report

Independent Auditors’ Report
Consolidated Balance Sheet at December 31, 2006
Consolidated Statement of Income for the year ended December 31, 2006
Consolidated Statement of Shareholders’ Equity and Comprehensive Income for the year ended December 31, 2006
Consolidated Statement of Cash Flows for the year ended December 31, 2006
Notes to Consolidated Financial Statements

See Exhibit 99.1

Hopper Radio of Florida, Inc. and Subsidiaries Unaudited Financial Information as of March 31, 2007 and December 31, 2006 and the Three-Month Periods Ended March 31, 2007 and 2006

Unaudited Condensed Consolidated Balance Sheets at March 31, 2007 and December 31, 2006
Unaudited Condensed Consolidated Statements of Income for the three months ended March 31, 2007 and 2006
Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2007 and 2006
Notes to Unaudited Condensed Consolidated Financial Statements

See Exhibit 99.2

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006
Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2007
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

See Annex A

(d)	Exhibits.
2.1	Asset Purchase Agreement dated May 7, 2007, among Imation Corp. and Hopper Radio of Florida, Inc., Memcorp, Inc. and Memcorp Asia Limited (incorporated by reference to Exhibit 2.1 of Imation’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2007)

23.1	Consent of Berkowitz Dick Pollack & Brant

99.1	Hopper Radio of Florida, Inc. and Subsidiaries Consolidated Financial Statements Year Ended December 31, 2006 and Independent Auditors’ Report

99.2	Hopper Radio of Florida, Inc. and Subsidiaries Unaudited Financial Information at March 31, 2007 and December 31, 2006 and the Three-Months Ended March 31, 2007 and 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: September 24, 2007	/s/ Paul R. Zeller
Paul R. Zeller
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
23.1	Consent of Berkowitz Dick Pollack & Brant

99.1	Hopper Radio of Florida, Inc. and Subsidiaries Consolidated Financial Statements Year Ended December 31, 2006 and Independent Auditors’ Report

99.2	Hopper Radio of Florida, Inc. and Subsidiaries Unaudited Financial Information at March 31, 2007 and December 31, 2006 and the Three-Months Ended March 31, 2007 and 2006